SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 1996

                   The CIT Group Securitization Corporation II
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        33-85224                                           22-3328188
(Commission File Number)                       (IRS Employer Identification No.)

                   650 CIT Drive, Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (201) 740-5000


                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     On January 16, Harris Trust and Savings Bank, as Trustee, made the monthly distribution to the holders of the CIT Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates Series 1995-2.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

     Exhibit No.         Description                                Page
     -----------         -----------                                ----

         28              Monthly Report delivered by                  3
                         the Trustee to Certificateholders
                         in connection with distributions
                         on January 16, 1996


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE CIT GROUP/SALES FINANCING,
                                         INC., as servicer



                                    By:  /s/ Richard W. Bauerband
                                        -----------------------------
                                    Name:    Richard W. Bauerband
                                    Title:   Executive Vice President


Dated:  January 22, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICERS



The undersigned Certify that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 6.02 of the Pooling and Servicing Agreement, dated as of November 1, 1995 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and Harris Trust and Savings Bank, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certify that:

1. The Monthly Report for the period from December 1, 1995 to December 31, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


I have affixed hereunto my signature this 12th day of January 1996.


                                      THE CIT GROUP/SALES FINANCING, INC.


                                      BY /s/ Frank Garcia
                                         ---------------------------------
                                             Frank Garcia
                                             Vice President

                   The CIT Group Securitization Corporation II
         Manufactured Housing Contract Senior / Subordinate Certificates
                                  Series 1995-2
                                 Monthly Report

                                               Remittance Date:    Jan 16, 1996
                                               Determination Date: Jan 10, 1996
                                               Record Date:        Dec 31, 1995



All payments of principal and interest on the contracts         $  2,483,316.86
Liquidation proceeds with respect to principal                          --
Proceeds on any repurchased contracts                                   --
Net Servicer Advances                                                   --
Investment earnings on Certificate Account                            12,407.38
Guarantee payments                                                      --
                                                                ---------------
Amount on deposit in Certificate Account                        $  2,495,724.24
Amounts not required to be distributed to Certificateholders             276.76
                                                                ---------------
Amount Available for Distribution                               $  2,495,447.48

Distribution Amounts

1.  Aggregate Senior Certificate distribution                   $  1,755,567.23

2.  Aggregate Class A-5 distribution                            $     92,296.00

3.  Aggregate Class B distribution                              $    139,690.24

4.  Aggregate Class R distribution                              $    288,669.59

5.  Aggregate Servicer distribution                             $    177,861.01

6.  Aggregate Guarantor distribution                            $     41,363.41

    Total distribution to Certificate Holders                   $  2,495,447.48


SENIOR CERTIFICATES

Interest

1.  Aggregate amount of interest
     (a) Class A-1 Interest at 5.90%                            $    175,063.62
     (b) Class A-2 Interest at 6.00%                            $    177,280.00
     (c) Class A-3 Interest at 6.25%                            $    127,260.42
     (d) Class A-4 Interest at 7.00%                            $    380,333.33

2.  Amount applied to Unpaid Senior Certificate
    Interest Shortfall                                          $       --

3.  Remaining Senior Certificate Interest Shortfall             $       --

4.  Total distribution in respect of interest
     (a) Class A-1 Interest                                     $    175,063.62
     (b) Class A-2 Interest                                     $    177,280.00
     (c) Class A-3 Interest                                     $    127,260.42
     (d) Class A-4 Interest                                     $    380,333.33

Principal

5.  Formula Principal Distribution Amount                       $    895,629.86
     (a)  Stated Principal                                      $    402,927.97
     (b)  Principal Prepayment                                  $    492,701.89
     (c)  Liquidated Contracts                                  $        --
     (d)  Repurchases                                           $        --

6.  Senior Certificate Percentage of Formula Principal
      Distribution Amount                                                100.00%

                   The CIT Group Securitization Corporation II
         Manufactured Housing Contract Senior / Subordinate Certificates
                                  Series 1995-2
                                 Monthly Report

                                                    Number
                                                 of Contracts
                                                 -------------
7.  Pool Stated Principal Balance at 12/31/95        4,748      $197,648,725.66

8.  Principal Balance before giving effect to
      Principal Distribution:
     (a)  Class A-1                                             $ 35,606,160.54
     (b)  Class A-2                                             $ 35,456,000.00
     (c)  Class A-3                                             $ 24,434,000.00
     (d)  Class A-4                                             $ 65,200,000.00

9.  Senior Certificate Principal Distribution:
     (a)  Class A-1                                             $    895,629.86
     (b)  Class A-2                                             $       --
     (c)  Class A-3                                             $       --
     (d)  Class A-4                                             $       --

10.  Principal Balance after giving effect to
       Principal Distribution:
     (a)  Class A-1                                             $ 34,710,530.68
     (b)  Class A-2                                             $ 35,456,000.00
     (c)  Class A-3                                             $ 24,434,000.00
     (d)  Class A-4                                             $ 65,200,000.00

11.  Senior Certificate Principal Shortfall for Remittance Date:
     (a)  Class A-1                                             $       --
     (b)  Class A-2                                             $       --
     (c)  Class A-3                                             $       --
     (d)  Class A-4                                             $       --

12.  Unpaid Senior Certificate Principal Shortfall after
       giving effect to Principal Distribution:
     (a)  Class A-1                                             $       --
     (b)  Class A-2                                             $       --
     (c)  Class A-3                                             $       --
     (d)  Class A-4                                             $       --

13.  Senior Certificate Pool Factor (Pool Stated
     Balance of Senior Certificates divided by Initial
     Pool Principal Balance)                                         0.80220669

Delinquency Information
                                                 Number            Aggregate
                                              of Contracts     Principal Balance
                                              ------------     -----------------
Delinquent Contracts
   30 to 59 days                                   99           $  4,406,196.23
   60 days or more                                 43           $  1,892,025.49

Contracts Repossessed during the Due Period         --          $       --

Repossessed Contracts remaining in inventory        --          $       --

SUBORDINATED CERTIFICATES

Remaining Amount Available (after payment of interest
  and principal to the Senior Certificateholders)               $    739,880.25
                                                                ---------------

                   The CIT Group Securitization Corporation II
         Manufactured Housing Contract Senior / Subordinate Certificates
                                  Series 1995-2
                                 Monthly Report

Class A-5 and Class B Certificates

Interest

1.   Aggregate amount of Class A-5 Interest at 6.95%            $     92,296.00

2.   Aggregate amount of Class B Interest at 7.65%              $    139,690.24

3.   Amount applied to Unpaid Class A-5 Interest Shortfall      $       --

4.   Amount applied to Unpaid Class B Interest Shortfall        $       --

5.   Remaining Class A-5 Unpaid Interest Shortfall              $       --

6.   Remaining Class B Unpaid Interest Shortfall                $       --

7.   Total distribution in respect of interest to Class A-5     $     92,296.00

8.   Total distribution in respect of interest to Class B       $    139,690.24

9.   Amount of Guarantee Payment made to Class B
       Certificateholders with respect to Interest              $       --

Principal

10.  Class A-5 Formula Principal Distribution Amount            $       --

11.  Class B Formula Principal Distribution Amount              $       --

12.  Class A-5 Percentage of Formula Principal
       Distribution Amount                                                 0.00%

13.  Class B Percentage of Formula Principal
       Distribution Amount                                                 0.00%

14.  Principal Balance before giving effect to
       Principal Distribution:
     (a) Class A-5                                              $ 15,936,000.00
     (b) Class B                                                $ 21,912,194.00

15.  Principal Distribution:
     (a) Class A-5                                              $       --
     (b) Class B                                                $       --

16.  Principal Balance after giving effect to
       Principal Distribution:
     (a) Class A-5                                              $ 15,936,000.00
     (b) Class B                                                $ 21,912,194.00

17.  Principal Shortfall for Remittance Date:
     (a)  Class A-5                                             $       --
     (b)  Class B                                               $       --

18. Class B Principal Liquidation Loss Amount                   $       --

19.  Class A-5 Pool Factor ( Pool Stated Balance
       of Class A-5 Certificates divided by Initial
       Pool Principal Balance)                                       0.07999952

20.  Class B Pool Factor ( Pool Stated Balance of
       Class B Certificates divided by Initial
       Pool Principal Balance)                                       0.11000031


21.   Amount of Guarantee Payment made to Class B
        Certificateholders with respect to principal            $       --

                   The CIT Group Securitization Corporation II
         Manufactured Housing Contract Senior / Subordinate Certificates
                                  Series 1995-2
                                 Monthly Report

Class R Certificates

22.   Class R Residual Payment

     (a). Amount (if any) by which the Amount Available
exceeds the amounts distributed to Offered Certificateholders,
the Monthly Servicing Fee and the Guarantee Fee                 $    288,669.59

     (b) Aggregate Repossession Profits less amount retained
by Servicer to reimburse itself for taxes paid                  $       --

Miscellaneous

23.   Monthly Servicing Fee                                     $    177,861.01

24.   Guarantee Fee                                             $     41,363.41

25.   Servicer Advances                                         $       --

26.   Servicer Recoveries                                       $       --

25.   Weighted Average Contract Rate of all
        outstanding Contracts                                             10.18%

26.  Weighted Average Remaining Maturity of all
        outstanding Contracts                                            252.36

27.   Guarantee Payment Limit (after giving effect to
        any Guarantee Payments made on such Distribution Date   $  5,929,461.77

28.   Class A-5 and Class B Principal Distribution Tests

      (a) Ratio of Senior Certificates to Pool Stated
          Principal Balance as of immediately preceding
          Distribution Date                                               80.94%
      (b) Average Thirty Day Delinquency Ratio                           #DIV/0!
      (c) Average Sixty Day Delinquency Ratio                            #DIV/0!
      (d) Current Realized Loss Ratio                                      0.00%
      (e) Cumulative Realized Loss Ratio                                   0.00%
      Principal Distribution Tests Met?                                    NO

29. The CIT Group Holdings, Inc. is subject to the requirements if the Securities Exchange Act of 1934, as amended, and, in accordance therewith, files reports and other information with the Securities and Exchange Commission. As a result of the limited guaranty by the CIT Group Holdings, Inc., information relating to The CIT Group Holdings, Inc. which is material will be available through such reports and other information.